                                FIRST AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

     FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 1, 1999 (this "Amendment"), by and among CANNONDALE CORPORATION, a corporation organized under the laws of the State of Delaware ("Cannondale"); each of the Subsidiaries of Cannondale that is a signatory to the Credit Agreement (as defined below) (such Subsidiaries of Cannondale, together with Cannondale, the "Borrowers"); NATIONSBANK, N.A., a national banking association organized under the laws of the United States of America ("NationsBank"); FLEET NATIONAL BANK, a national banking association organized under the laws of the United States of America ("Fleet"); THE CHASE MANHATTAN BANK, a bank organized under the laws of New York ("Chase"); STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of Massachusetts ("State Street"); and BANKBOSTON, N.A., a national banking association organized under the laws of the United States of America ("BankBoston") (each of NationsBank, Fleet, Chase, State Street and BankBoston may be referred to individually as a "Bank" and collectively as the "Banks"); and NATIONSBANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                   BACKGROUND

     A. Reference is made to that certain Amended and Restated Credit Agreement dated as of January 22, 1999 (the "Credit Agreement"), among the Borrowers, the Administrative Agent, the Banks and the other parties signatory thereto.

     B. The parties hereto wish to amend the Credit Agreement as herein provided.

     C. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

                                   AGREEMENT

     In consideration of the Background, which is incorporated by reference, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Modification. All the terms and provisions of the Credit Agreement and the other Facility Documents, as amended to date, shall remain in full force and effect except as follows:

             (a) The definition of "Margin" contained in Section 1.1 of the Credit Agreement is deleted and the following is substituted therefor:

                "Margin" means (a) for each type of Revolving Loan, the number of basis points for such type of Revolving Loan set forth below opposite the range of the Consolidated Average Funded Debt to EBITDA Ratio of Cannondale in the schedule below as determined as of the last day of the immediately preceding Fiscal Quarter, with adjustments to become effective on the date of receipt by the Administrative Agent of the most recent financial statements of the Borrowers required to be furnished to the Banks under Section 7.8; provided, however, that in the event that the Borrowers fail to furnish such financial statements to the Banks on a timely basis under Section 7.8, "Margin" means, for each type of Revolving Loan during the continuance of such failure until such financial statements are delivered, the highest number of basis points for such type of Revolving Loan set forth below:

                                                     MARGIN
   CONSOLIDATED AVERAGE FUNDED      ----------------------------------------
       DEBT TO EBITDA RATIO         VARIABLE RATE LOANS   EUROCURRENCY LOANS
   ---------------------------      -------------------   ------------------
          Less than 2.50              0 basis points       75.0 basis points
Greater than or equal to 2.50, but    0 basis points       97.5 basis points
          less than 3.00
Greater than or equal to 3.00, but    0 basis points      120.0 basis points
          less than 3.30
Greater than or equal to 3.30, but    0 basis points      145.0 basis points
          less than 3.60
  Greater than or equal to 3.60       0 basis points      170.0 basis points

                and (b) for each type of Term Loan, the number of basis points for such type of Term Loan set forth below opposite the stated time period in the schedule below, with adjustments to become effective automatically without further action on the part of the Borrowers, the Administrative Agent or the Banks:

                                                     MARGIN
                                    ----------------------------------------
           TIME PERIOD              VARIABLE RATE LOANS   EUROCURRENCY LOANS
           -----------              -------------------   ------------------
       January 22, 1999 to            0 basis points        175 basis points
          April 30, 1999
          May 1, 1999 to              0 basis points        225 basis points
        December 31, 1999
        January 1, 2000 to            0 basis points        250 basis points
          March 31, 2000
         April 1, 2000 to             0 basis points        275 basis points
          June 30, 2000
   from and after July 1, 2000        0 basis points        300 basis points

             (b) The facility fee schedule contained in Section 2.14(a) of the Credit Agreement is deleted and the following is substituted therefor:

       CONSOLIDATED AVERAGE FUNDED
           DEBT TO EBITDA RATIO                 FACILITY FEE
       ---------------------------              ------------
              Less than 2.50                   25 basis points
      Greater than or equal to 2.50,          27.5 basis points
            but less than 3.00
      Greater than or equal to 3.00           30.0 basis points

             (c) Section 9.4 to the Credit Agreement is deleted and the following is substituted therefor:

                Section 9.4. Debt Service Coverage Ratio. Cannondale shall maintain at all times, as certified at the end of each Fiscal Quarter of Cannondale, a Consolidated Average Funded Debt to EBITDA Ratio (for the four Fiscal Quarters then ended) of not greater than (a) 3.9 to 1.0 during the fourth Fiscal Quarter of Cannondale's 1999 Fiscal Year, (b) 3.8 to 1.0 and 3.6 to 1.0 during the first and second Fiscal Quarters, respectively, of Cannondale's 2000 Fiscal Year, and
           (c) 3.3 to 1.0 thereafter.

          2. Amendment Fee. The Borrowers hereby agree to pay to the Administrative Agent, on the effective date of this Amendment, for the account of each Bank executing this Amendment prior to May 14, 1999, an amendment fee in the amount of .125% of such Bank's Commitment (used and unused) on such date.

          3. Conditions to effectiveness. This Amendment shall not be effective until such date as the Administrative Agent shall have received the following, all in form, scope, and content acceptable to the

                                        2
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     Administrative Agent and Required Banks in their sole discretion, and then shall be effective as of the date first above written:

             (a) This Amendment, executed by the Borrowers and the Required Banks; and

             (b) Such other agreements and instruments as the Administrative Agent shall reasonably require.

          4. Reaffirmation by the Borrowers. Each of the Borrowers acknowledges, agrees, and reaffirms, both prior to and after taking into account this Amendment, that each is legally, validly, and enforceably indebted to the Banks under the Notes without defense, counterclaim, or offset, and that each is legally, validly, and enforceably liable to the Banks for all costs and expenses of collection and reasonable attorneys' fees as and to the extent provided in this Amendment, the Credit Agreement, the Notes, and the other Facility Documents. Each of the Borrowers hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Facility Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement and the other Facility Documents remain true and correct in all material respects with the exception that the representations and warranties regarding the financial statements described therein are deemed true as of the date made. Each of the Borrowers represents that, except as set forth in the Credit Agreement and the other Facility Documents, there are neither pending, nor to each Borrower's knowledge, threatened, legal proceedings to which any of the Borrowers is a party that materially or adversely affect the transactions contemplated by this Amendment or the ability of any of the Borrowers to conduct its business on a consolidated basis. Cannondale and Cannondale Europe B.V. each acknowledge and represent that the resolutions of each dated January 6, 1999, in the case of Cannondale, and January 19, 1999, and January 21, 1999, in the case of Cannondale Europe B.V., remain in full force and effect and have not been amended, modified, rescinded, or otherwise abrogated.

          5. Reaffirmation re: Collateral. Cannondale reaffirms the mortgages, liens, security interests, and pledges granted to NationsBank, N.A., as Administrative Agent, for the benefit of the Banks pursuant to the Credit Agreement and the other Facility Documents to secure the obligations of each Borrower thereunder.

          6. Other representations by the Borrowers. Each of the Borrowers represents and confirms that: (a) no Default or Event of Default has occurred and is continuing, and that neither the Agents nor the Banks has given its consent to or waived any Default or Event of Default, and (b) the Credit Agreement and the other Facility Documents are in full force and effect and enforceable against the Borrowers in accordance with the terms thereof. Each of the Borrowers represents and confirms that as of the date hereof, each has no claim or defense (and each of the Borrowers hereby waives every claim and defense as of the date hereof) against the Agents or the Banks arising out of or relating to the Credit Agreement or the other Facility Documents or arising out of or relating to the making, administration or enforcement of the Loans or the remedies provided for under the Facility Documents.

          7. No waiver by the Banks.  Each of the Borrowers acknowledges that:
     (a) neither the Banks nor the Administrative Agent, by execution of this Amendment, are waiving any Default or Event of Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrowers under the Facility Documents, and (b) the Banks and the Administrative Agent reserve all rights and remedies available to them under the Facility Documents and otherwise.

          8. Miscellaneous.

             (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

             (b) This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

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             (c) This Amendment shall be deemed a, and included in the
        definition of, Facility Document under the Credit Agreement for all purposes.

             (d) The Credit Agreement, as amended hereby, and the other Facility Documents remain in full force and effect in accordance with their terms.

     [The balance of this page left intentionally blank. The next page is the signature page.]
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     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                          BORROWERS

                                          CANNONDALE CORPORATION

                                          By /s/     WILLIAM A. LUCA

                                            ------------------------------------
                                            Name: William A. Luca
                                            Title: Vice President, CFO,
                                             Treasurer

                                          CANNONDALE EUROPE B.V.

                                          By /s/      JORG HILFIKER

                                            ------------------------------------
                                            Name: Jorg Hilfiker
                                            Title: President

                                          CANNONDALE JAPAN K.K.

                                          By /s/     WILLIAM CONRADT

                                            ------------------------------------
                                            Name: William Conradt
                                            Title: President

                                          ADMINISTRATIVE AGENT

                                          NATIONSBANK, N.A.

                                          By /s/        W.L. HESS

                                            ------------------------------------
                                            Name: W.L. Hess
                                            Title: Managing Director

                                          BANKS

                                          NATIONSBANK, N.A.

                                          By /s/        W.L. HESS

                                            ------------------------------------
                                            Name: W.L. Hess
                                            Title: Managing Director

                                          FLEET NATIONAL BANK

                                          By

                                            ------------------------------------
                                            Name:
                                            Title:

                                          THE CHASE MANHATTAN BANK

                                          By

                                            ------------------------------------
                                            Name:
                                            Title:

                                          STATE STREET BANK AND TRUST COMPANY

                                          By /s/    ARLENE M. DOHERTY

                                            ------------------------------------
                                            Name: Arlene M. Doherty
                                            Title: Vice President

                                          BANKBOSTON, N.A.

                                          By /s/    DIANE B. VACCARO

                                            ------------------------------------
                                            Name: Diane B. Vaccaro
                                            Title: Vice President

                                        6